040105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20190256887-38
Barbara K. Cegavske, Secretary of State, State of Nevada	Filing Date and Time: 06/14/2019 7:29 AM
	Entity Number: E0278552019-4

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: AsiaFIN Holdings Corp.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: Vcorp Services, LLC
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address ______ City ______ Nevada Zip Code ______

Mailing Address (if different from street address) ______ City ______ Nevada Zip Code ______

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares with par value: 800,000,000 Par value per share: $ .0001 Number of shares without par value: 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/rustees)

1) WONG KAI CHEONG
Name
Suite 30.01 and 30.02, 30th floor,Menara KH, Jalan Sultan Ismail 50250 Kuala Lumpur, Malaysia
Street Address City State: MYS Zip Code: 50250

2) ______
Name
Street Address City State Zip Code

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be:
Any legal purpose

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Limary Hewes c/o Vcorp Services, LLC
Name
X (signature)
Incorporator Signature
25 Robert Pitt Drive, Suite 204
Address
Monsey
City
NY
State
10952
Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X (signature)
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity
06/14/2019
Date

This form must be accompanied by appropriate fees.

CONTINUATION OF ARTICLES OF INCORPORATION

OF

AsiaFIN Holdings Corp.

Article two. Registered Agent for Service of Process:

Name of Commercial Registered Agent:	Vcorp Services, LLC
Address of Commercial Registered Agent:	701 S. Carson Street, Suite 200 Carson City, NV 89701
Address of Registered Office:	701 S. Carson Street, Suite 200 Carson City, NV 89701
Mailing Address of Registered Office:	701 S. Carson Street, Suite 200 Carson City, NV 89701

Article three. Authorized Stock :

The aggregate number of shares which the Corporation shall have authority to issue is eight hundred million (800,000,000) shares, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock", with all of such shares having a par value of $.0001 per share. The total number of shares of Common Stocks that the Corporation shall have authority to issue is six hundred million (600,000,000) shares. The total number of shares of Preferred Stocks that the Corporation shall have authority to issue is two hundred million (200,000,000) shares. The Preferred stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, conversion rights, cumulative, relative, participating, optional, and other right, and the qualification, limitations or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the Board of Directors

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that **ASIAFIN HOLDINGS CORP.**, did on June 14, 2019, file in this office the original Articles of Incorporation; that said Articles of Incorporation is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 17, 2019.

Barbara K. Cegavske
Secretary of State

Certified By: Melanie Negralle
Certificate Number: C20190614-0812